UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2010

APOLLO MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25809	20-8046599
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

450 N. Brand Blvd., Suite 600, Glendale, CA 91203
(Address of principal executive offices) (zip code)

(818) 396-8050
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

               A. Noel DeWinter announced his retirement as the Chief Financial Officer of  Apollo Medical Holdings, Inc. (the “Company”) , effective December 31, 2010.  Mr. DeWinter had been the Company's Chief Financial Officer since August 2008.  Mr. DeWinter is 71 years old.

Concurrently with the retirement of Mr. DeWinter, the Company has appointed Kyle Francis, as the Company's Chief Financial Officer effective January 1, 2011.  Mr. Francis has been with the Company since 2008 and has served as the Executive Vice President of Business Development and Strategy. He will continue to serve in that function as well as Chief Financial Officer. Mr. Francis is 37 years old.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: December 27, 2010	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer